Exhibit 10.10

[Execution Copy]
SECOND AMENDMENT TO
UNCOMMITTED CREDIT AGREEMENT
This SECOND AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “Second Amendment”) dated as of August 31, 2016 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Uncommitted Credit Agreement dated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Lenders and the Administrative Agent are willing to agree to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments.
The Credit Agreement is hereby amended, upon the occurrence of the Effective Date (as defined in Section 2 below), as follows:
(c)    The definitions of “Tier 1 CFC Loan” and “Tier 2 CFC Loan” in Section 1.1 are each amended by deleting the reference therein to “$50,000,000” and replacing it with “$80,000,000”.
(d)    Section 6.5(h) is amended by deleting “$10,000,000” and replacing it with “$12,500,000”.
(e)    Section 10.2(d) is amended and restated in its entirety as follows:
“(d) Notwithstanding anything to the contrary contained herein, (i) each of Schedules 1.1A, 1.1B, 1.1C, 1.1D, 1.1E and 1.1F hereto may be amended with the consent of the Borrower, the Administrative Agent and the Required Lenders and (ii) the Intercreditor Agreement shall not be amended, modified or waived without the written consent of the Administrative Agent and the Required Lenders. The following procedure may be used, in the sole discretion of the Administrative Agent, to effect any and all amendments or modifications requested

Exhibit 10.10

by the Borrower to Schedule 1.1A, 1.1B, 1.1C, 1.1D, 1.1E and/or 1.1F hereto: (x) the Borrower shall deliver a written request to the Administrative Agent, which request shall be provided by the Administrative Agent to the Lenders through posting on DebtDomain or other web site in use to distribute information to the Lenders, or by other electronic mail, or other notice procedure permitted under Section 10.1; (y) the Required Lenders shall inform the Administrative Agent of such approval in writing (by electronic mail (signed attachment not required) or facsimile); and (z) once approved in such manner, Schedule 1.1A, 1.1B, 1.1C, 1.1D, 1.1E and/or 1.1F hereto, as applicable, shall be deemed so amended and the Administrative Agent shall promptly thereafter circulate to or post for the Lenders an updated version of such amended schedule reflecting the agreed upon changes.”
(c)    Schedule 1.1B is amended and restated in its entirety as set forth on Annex I hereto.
(d)    Schedule 1.1E is amended and restated in its entirety as set forth on Annex II hereto.
SECTION 2.    Effectiveness of Amendment.
This Second Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received:
(c)    this Second Amendment duly executed by each of the Borrower, the Lenders, and the Administrative Agent;
(d)    such corporate authorization documents and opinions of counsel as the Required Lenders shall require; and
(e)    payment from the Borrower, in immediately available funds, (i) for the account of each Lender which delivers to the Administrative Agent its signed signature page by 5:00 p.m. (New York City time) on August 31, 2016, a fully earned and non-refundable amendment fee in the amount of 0.05% of such Lender’s Revolving Line Portion and (ii) for the account of the Administrative Agent, such other fees and expenses as shall have been agreed between the Administrative Agent and the Borrower (including, without limitation, the reasonable fees of counsel to the Administrative Agent for which an invoice shall have been provided).
SECTION 3.    Effect of Amendment; Ratification; Representations; etc.
(c)    On and after the Effective Date, this Second Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Second Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.
(d)    Except as expressly set forth herein, this Second Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement

2

Exhibit 10.10

and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.
(e)    In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Second Amendment:
(i)the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and
(ii)no Default or Event of Default has occurred and is continuing.
SECTION 4.    Counterparts.
This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 5.    Severability.
Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.    GOVERNING LAW.
THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    WAIVERS OF JURY TRIAL.
EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

3

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.
BORROWER
A-MARK PRECIOUS METALS, INC.

By:_______________________
Name:
Title:

Signature Page to Second Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and as a Lender

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to Second Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

BROWN BROTHERS HARRIMAN & CO., as a Lender By: Name: Title:

Signature Page to Second Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

BNP PARIBAS, as a Lender By: Name: Title: By: Name: Title:

Signature Page to Second Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

NATIXIS, NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title:

Signature Page to Second Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

BANK HAPOALIM B.M., as a Lender By: Name: Title: By: Name: Title:

Signature Page to Second Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Annex I to First Amendment to Uncommitted Credit Agreement

Schedule 1.1B

Approved Depositories

Depository	Location	Limit
Brinks, Incorporated	1120 W. Venice Boulevard Los Angeles, California 90015	$45,000,000 minus the amount held in its capacity as a CFC Approved Depository
Asahi Refining USA, Inc.	4601 West 2100 South Salt Lake City, Utah 84120	$35,000,000
Brinks, Incorporated	2555 Century Lake Drive Irving, Texas 75062	$15,000,000
Brinks Global Services USA Inc.	184-45 147th Avenue Springfield Gardens, New York 11413	$35,000,000
Brinks, Incorporated	1070 W. Parkway Avenue Salt Lake City, Utah 84119	$65,000,000 minus the amount held in its capacity as a CFC Approved Depository
Sunshine Minting Inc.	750 West Canfield Avenue Coeur d’Alene, Idaho 83815	$20,000,000
Brinks, Incorporated	5115 W. Nassau Street Tampa, Florida 33607	$20,000,000
Loomis International (US), Inc.	130 Sheridan Boulevard Inwood, New York 11096	$35,000,000
Loomis International (US), Inc.	656 South Vail Avenue Montebello, California 90640	$5,000,000
IBI Secured Transport Inc.	3738 West 2340 South, Suite B West Valley City, Utah 84120	$15,000,000
A-M Global Logistics, LLC as lessee	6055 Surrey Street Las Vegas, Nevada 89119	$150,000,000
Numismatic Guaranty Corporation	5501 Communications Parkway Sarasota, Florida 34240	$10,000,000 minus the amount held in its capacity as a CFC Approved Depository
Professional Coin Grading Service Division of Collectors Universe, Inc.	1921 East Alton Ave Santa Ana, California 92705	$10,000,000 minus the amount held in its capacity as a CFC Approved Depository

Annex II to Second Amendment to Uncommitted Credit Agreement

Schedule 1.1E

Approved Carriers

Carrier	Limit
Brink’s Global Services International Inc.	$25,000,000
IBI Armored Services, Inc.	$15,000,000
Loomis Armored Transport	$15,000,000